UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2020
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

4010 W. Boy Scout Blvd Suite 200
Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (866) 279-0698

Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 12, 2020, Baldwin Risk Partners, LLC (“BRP LLC”), a subsidiary of BRP Group, Inc., as borrower, entered into an Incremental Facility Amendment No. 1 to Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), certain affiliates of BRP LLC party thereto, as guarantors (together with BRP LLC, the “Loan Parties”), and certain lenders party thereto, pursuant to which that certain Fourth Amended and Restated Credit Agreement, dated as of December 19, 2019, among the Loan Parties, the Agent and certain lenders party thereto (the “Credit Agreement”), was amended to, among other things, increase the maximum borrowing availability under the Credit Agreement from $225.0 million to $300.0 million, of which no more than $65 million is available for working capital purposes and the entirety of which is available to fund acquisitions permitted under the Credit Agreement.
The foregoing description of the terms of the Amendment is not a complete description thereof and is qualified in its entirety by the full text of such agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
On March 13, 2020, BRP Group, Inc. issued a press release announcing BRP LLC’s entry into the Amendment.
A copy of the press release dated March 13, 2020 is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Incremental Facility Amendment No. 1 to Credit Agreement, dated as of March 12, 2020, by and among Baldwin Risk Partners, LLC, a Delaware limited liability company, JPMorgan Chase Bank, N.A., as the Agent, the Lenders party thereto and the other parties thereto

99.1	Press Release dated March 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: March 13, 2020	By:	/s/ Kristopher A. Wiebeck
Name: Kristopher A. Wiebeck
Title: Chief Financial Officer